                                                                    EXHIBIT 10.2

                                     SECOND

                              AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                                   FFPE, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                   Exhibit 25

                                TABLE OF CONTENTS

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        ARTICLE 1.  DEFINITIONS..............................................................1
        1.1    "Accounting Period"...........................................................1
        1.2    "Act".........................................................................1
        1.3    "Adjusted Capital Account"....................................................1
        1.4    "Adjustment Period"...........................................................1
        1.5    "Agreement"...................................................................1
        1.6    "Assignee"....................................................................2
        1.7    "Bankruptcy"..................................................................2
        1.8    "Book Value"..................................................................2
        1.9    "Capital Account".............................................................2
        1.10   "Capital Contributions".......................................................3
        1.11   "Cause".......................................................................3
        1.12   "Code"........................................................................3
        1.13   "Depreciation"................................................................4
        1.14   "Dissociated Member"..........................................................4
        1.15   "Dissolution".................................................................4
        1.16   "Dissolution Event"...........................................................4
        1.17   "Interest"....................................................................4
        1.18   "LLC".........................................................................4
        1.19   "Manager".....................................................................4
        1.20   "Member Nonrecourse Debt Minimum Gain"........................................4
        1.21   "Member Nonrecourse Deductions"...............................................4
        1.22   "Members".....................................................................5
        1.23   "Minimum Gain"................................................................5
        1.24   "Net Income" or "Net Loss"....................................................5
        1.25   "Nonrecourse Deductions"......................................................5
        1.26   "Person"......................................................................5
        1.27   "Property"....................................................................5
        1.28   "Substitute Member"...........................................................5
        1.29   "Treasury Regulations"........................................................6
        1.30   "Units".......................................................................6
        1.31   "Unreturned Capital"..........................................................6

ARTICLE 2.      FORMATION OF LIMITED LIABILITY COMPANY.......................................6
        2.1    Formation.....................................................................6
        2.2    Name; Principal Place of Business.............................................6
        2.3    Agent for Service of Process..................................................6


                                   Exhibit 25



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
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        2.4    Agreement.....................................................................6
        2.5    Business......................................................................6
        2.6    Term..........................................................................7

ARTICLE 3.      MEMBERSHIP...................................................................7
        3.1    Members.......................................................................7
        3.2    Units.........................................................................7
        3.3    Representations and Warranties................................................7
        3.4    Additional Members............................................................8
        3.5    Admission of Substitute Members...............................................8
        3.6    Resignation or Withdrawal of a Member.........................................8
        3.7    Dissociation of a Member......................................................8
        3.8    Rights of Dissociating Member.................................................8
        3.9    Expulsion of a Member.........................................................9

ARTICLE 4.      CAPITAL......................................................................9
        4.1    Capital Contributions.........................................................9
        4.2    Unit Register.................................................................9
        4.3    Additional Capital Contributions.............................................10
        4.5    Interest.....................................................................10

ARTICLE 5.      ACTION BY MEMBERS...........................................................10
        5.1    Meetings of Members..........................................................10
        5.2    Annual Meetings..............................................................10
        5.3    Special Meetings.............................................................10
        5.4    Membership List..............................................................11
        5.5    Quorum.......................................................................11
        5.6    Voting Rights; Approval of Members at a Meeting..............................12
        5.7    Approval of Members without Meeting..........................................12

ARTICLE 6.      MANAGEMENT..................................................................13
        6.1    Management by Manager........................................................13
        6.2    Authority of Manager.........................................................13
        6.3    Meetings.....................................................................13
        6.4    Action without Meeting.......................................................13
        6.5    Compensation of Manager and Members..........................................14
        6.6    Powers and Authority of Manager..............................................14
        6.7    Duties of Manager............................................................15
        6.8    Devotion of Time.............................................................16
        6.9    Competing Activities.........................................................16


                                   Exhibit 25



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
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ARTICLE 7.      OFFICERS....................................................................16
        7.1    Required Officers............................................................16
        7.2    Compensation of Officers.....................................................16
        7.3    Duties of Chief Executive Officer............................................17
        7.4    Duties of Secretary..........................................................17

ARTICLE 8.      DISTRIBUTIONS...............................................................17
        8.1    Mandatory Distributions......................................................17
        8.2    Distributions in Kind........................................................17
        8.3    Restrictions on Distributions................................................18
        8.4    No Other Withdrawals.........................................................18

ARTICLE 9.      ALLOCATIONS.................................................................18
        9.1    Allocation of Income and Loss................................................18
        9.2    Special Allocations..........................................................18
        9.3    Special Tax Provisions.......................................................19
        9.4    Partnership Tax Treatment....................................................20

ARTICLE 10.     ACCOUNTING AND RECORDS......................................................20
        10.1   Financial and Tax Reporting..................................................20
        10.2   Books and Records............................................................20
        10.3   Reports......................................................................21
        10.4   Tax Returns..................................................................21
        10.5   Tax Matters Partner..........................................................21

ARTICLE 11.     TRANSFER OF MEMBERSHIP......................................................21
        11.1   Transfer.....................................................................21
        11.2   Rights of Assignees..........................................................22

ARTICLE 12.     INDEMNIFICATION AND LIMITATION OF LIABILITY.................................22
        12.1   Indemnification..............................................................22
        12.2   Limitation of Liability......................................................23

ARTICLE 13.     TERMINATION.................................................................23
        13.1   Termination..................................................................23
        13.2   Continuation of the LLC......................................................23
        13.3   Authority to Wind Up.........................................................24
        13.4   Winding Up; Certificate of Cancellation......................................24
        13.5   Distribution of Property.....................................................24


                                   Exhibit 25



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
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ARTICLE 14.     SPECIAL TAX PROVISIONS......................................................24
        14.1   Substantial Economic Effect..................................................24
        14.2   Qualified Income Offset; Prophylactic Offsets; Minimum-Gain
               Chargeback...................................................................25
        14.3   Compliance with Timing Requirements of Treasury Regulations..................26
        14.4   Sharing Arrangement; Interest in LLC Items...................................26
        14.5   Taxation of the LLC..........................................................26

ARTICLE 15.     MISCELLANEOUS...............................................................27
        15.1   Amendment....................................................................27
        15.2   Binding Effect...............................................................27
        15.3   Counterparts.................................................................27
        15.4   Entire Agreement.............................................................27
        15.5   Further Assurances...........................................................27
        15.6   Governing Law................................................................27
        15.7   Notices......................................................................27
        15.8   Power of Attorney............................................................28
        15.9   Savings Clause...............................................................28
        15.10  Severability.................................................................28
        15.11  Withholding Taxes............................................................28


                                   Exhibit 25


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

                                     SECOND
                              AMENDED AND RESTATED
                       LIMITED LIABILITY COMPANY AGREEMENT
                                       OF
                                    FFPE, LLC

              THIS SECOND AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (this "Agreement"), is entered into as of August 29, 2000 ("Effective Date"), by FFPE Holding Company, Inc., a Delaware corporation ("Holdings"), and Sizzler International, Inc., a Delaware corporation ("Sizzler") (each a "Member" and collectively, the "Members" of FFPE, LLC, a Delaware limited liability company ("LLC")).

                                   ARTICLE 1.

                                   DEFINITIONS

              The following terms shall have the meanings set forth below for purposes of this Agreement:

       1.1 "Accounting Period" means for each Accounting Period the period beginning on the Monday closest to May 1 and ending on the Sunday closest to April 30; provided, however, that the first Accounting Period shall commence on the date of formation of the LLC and shall end on April 30, 2001; and provided, further, that an Accounting Period shall end and a new Accounting Period shall commence on any date on which an Additional or Substituted Member is admitted to the LLC or a Member ceases to be a Member for any reason.

       1.2 "Act" means the Limited Liability Company Act, Delaware Corporation Code, as amended from time to time.

       1.3 "Adjusted Capital Account" shall mean the Capital Account of each Member as of the end of any Accounting Period after taking into account all adjustments required to be made to the Capital Account for such period other than the allocation of Net Income or Loss.


       1.4 "Adjustment Period" shall mean the ten year period from the Effective Date of this Agreement.

       1.5 "Agreement" means this Amended and Restated Limited Liability Company Agreement, as amended from time to time.



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       1.6 "Assignee" means a transferee of Units who has not been admitted as a
Substitute Member.

       1.7 "Bankruptcy" means, with respect to any Person, that: (a) a petition has been filed by or against such Person as a "debtor" and the adjudication of such Person as a bankrupt under the provisions of the bankruptcy laws of the United States of America has commenced; (b) such Person has made an assignment for the benefit of its creditors generally; or (c) a receiver has been appointed for substantially all of the property and assets of such Person.

       1.8 "Book Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

              (i) The initial Book Value of any asset contributed by a Member to the LLC shall be the gross fair market value of such asset (not reduced by any associated liabilities), as agreed to by the contributing Member and the Manager, provided that the initial Book Values of the assets contributed to the LLC shall be as set forth in Section 4.1;

              (ii) The Book Value of the Property of the LLC shall be adjusted to equal their respective gross fair market values, as determined by the Manager, as of the following times: (a) the acquisition of an additional Interest by any new or existing Member in exchange for more than a de minimis Capital Contribution; (b) the distribution by the LLC to a Member of more than a de minimis amount of Property as consideration for an Interest; and (c) the liquidation of the LLC within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(q); provided, however, that adjustments pursuant to clauses
(a) and (b) above shall be made only if the Manager reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the LLC; and

              (iii) The Book Value of any Property distributed to a Member shall be adjusted to equal the gross fair market value of such asset on the date of distribution as determined by the Manager.

The Book Value of any Property which has been established or adjusted to reflect gross fair market value hereunder shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income or Net Loss.

       1.9 "Capital Account" means with respect to each Member a separate account established and maintained in accordance with the following provisions:



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              The Capital Account of each Member shall be increased by:

              (i) the amount of money and the fair market value of any property contributed to the LLC (determined by the Manager as of the date of contribution) by such Member pursuant to the provisions of this Agreement (net of any liabilities secured by such property that the LLC is considered to assume or hold subject to and for purposes of Section 752 of the Code),

              (ii) such Member's share of Net Income (or items thereof) allocated to its Capital Account pursuant to this Agreement, and

              (iii) any other amounts required by Treasury Regulation Section 1.704-1(b), provided the Managers determine that such increase is consistent with the economic arrangement among the Members as expressed in this Agreement.

And shall be decreased by:

              (i) The amount of money and the fair market value of any property distributed by the LLC (determined by the Manager as of the date of distribution) to such Member pursuant to the provisions of this Agreement (net of any liabilities secured by such property that such Member is considered to assume or hold subject to for purposes of Section 752 of the Code),

              (ii) such Member's share of Net Losses (or items thereof) allocated to its Capital Account pursuant to this Agreement, and

              (iii) any other amounts required by Treasury Regulation Section 1.704-1(b), provided that the Manager determines that such decrease is consistent with the economic arrangement among the Members as expressed in this Agreement.

       1.10 "Capital Contributions" of a Member means that amount of cash and/or the agreed value of other property actually contributed or deemed to be contributed by such Member to the LLC pursuant to Article 4.

       1.11 "Cause" shall mean (i) any act of fraud; (ii) gross negligence or willful misconduct related to the conduct of the affairs of the LLC; or (iii) the filing of a petition in bankruptcy by or against any Member or officer of the LLC which is not dismissed within ninety (90) days of filing, or a general assignment for the benefit of creditors or take advantage of any insolvency act.

       1.12 "Code" means the Internal Revenue Code of 1986, as amended from time to time.



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       1.13 "Depreciation" means, for each Accounting Period, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such Period, except that if the gross asset value of an asset differs from its adjusted basis for federal income tax purposes during such Accounting Period, Depreciation shall be an amount which bears the same ratio to Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Period bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Accounting Period is zero, Depreciation shall be determined with reference to such asset as if the adjusted basis of the asset for federal income tax purposes were equal to the Book Value and using any reasonable method of cost recovery selected by the Manager.

       1.14 "Dissociated Member" means a Member who has ceased to be a Member as a result of death, expulsion, Bankruptcy or Dissolution.

       1.15 "Dissolution" of a Member which is not a natural person means that such Member has terminated its existence, whether partnership or corporate, wound up its affairs and dissolved; provided, however, that a change in the membership of any Member that is a general partnership shall not constitute a "Dissolution" hereunder, whether or not the Member is deemed technically dissolved for partnership law purposes, so long as the business of the Member is continued.

       1.16 "Dissolution Event" means the death, expulsion, Bankruptcy, or Dissolution of a Member, the occurrence of which terminates the Member's continued membership in the LLC.

       1.17 "Interest" means all right of a Member or an Assignee to share in distributions and allocations hereunder.

       1.18 "LLC" means FFPE, LLC, the limited liability company formed pursuant to this Agreement.

       1.19 "Manager" means the person charged with the management of the business and affairs of the LLC in accordance with Section 6.1.

       1.20 "Member Nonrecourse Debt Minimum Gain" shall have the same meaning as partner nonrecourse debt minimum gain under Treasury Regulation Section 1.704-2(i)(3).

       1.21 "Member Nonrecourse Deductions" shall have the same meaning as partner nonrecourse deduction set forth in Treasury Regulation Section 1.704-2(i)(2).



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       1.22 "Members" means all Members, including Substitute Members and any
Additional Members admitted pursuant to this Agreement but does not include Assignees.

       1.23 "Minimum Gain" has the meaning set forth in Sections 1.704-2(b)(2) and 1.704-2(d) of the Treasury Regulations.

       1.24 "Net Income" or "Net Loss" means for any Accounting Period the amount, computed as of the last day thereof, of the net income or loss of the LLC determined in accordance with federal income tax principles (but without requiring any items to be stated separately pursuant to Code Section 703), with the following adjustments:

              (i) Any income of the LLC that is exempt from federal income tax shall be included in the computation of Net Income or Net Loss;

              (ii) Any expenditures of the LLC described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(l) shall be included in the computation of Net Income or Net Loss;

              (iii) Any adjustment in the Book Value of Property in accordance with this Agreement shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

              (iv) In any situation in which an item of income, gain, loss or deduction is affected by the adjusted basis of Property, the Book Value of the Property shall be used in lieu of adjusted basis; and

       1.25 "Nonrecourse Deductions" has the meaning set forth in Section 1.704-2(b)(1) of the Treasury Regulations.

       1.26 "Person" means a natural person, partnership (whether general or limited and whether domestic or foreign), LLC, foreign limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or representative capacity.

       1.27 "Property" means all real property and other assets owned by the LLC from time to time.

       1.28 "Substitute Member" means an Assignee who has been admitted to all the rights of a Member pursuant to this Agreement.



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       1.29 "Treasury Regulations" means regulations issued pursuant to the
Code, as amended from time to time.

       1.30 "Units" means the ownership interests in the LLC.

       1.31 "Unreturned Capital" means, with respect to each Member, the excess of (i) such Member's Capital Contributions over (ii) the aggregate amount distributed to such Member in excess of the amounts required to be distributed to such Member pursuant to Section 8.1.

                                   ARTICLE 2.

                     FORMATION OF LIMITED LIABILITY COMPANY


       2.1 Formation. The LLC was formed on a Certificate of Formation (the "Certificate") conforming to the requirements of the Act in the Office of the Secretary of State of the State of Delaware. The original limited liability company agreement of the LLC was the Limited Liability Company Agreement of FFPE, LLC, dated May 12, 2000 (the "Original Agreement"). The Original Agreement was amended as of August 25, 2000 by that certain First Amendment to the Limited Liability Company Agreement of FFPE, LLC, the purpose of which was to reflect the transfer of Units to new Members. On August 24, 2000, S&C Company, Inc., a California corporation, was merged with and into the LLC.

       2.2 Name; Principal Place of Business. Unless and until amended in accordance with this Agreement and the Act, the name of the LLC will be "FFPE, LLC". The principal place of business of the LLC in California shall be 9823 Pacific Heights Blvd., Suite J, San Diego, California 92121, or such other place or places as the Members from time to time determine.

       2.3 Agent for Service of Process. Until such time as the Manager has appointed a different person to act in the State of Delaware as the agent of the LLC for service of process, the LLC's agent for service of process in the State of Delaware shall be as set forth in the Articles.

       2.4 Agreement. This Agreement shall be the sole Limited Liability Company Agreement for the LLC.

       2.5 Business. The purpose of the LLC is to own, operate and further develop a chain of casual dining restaurants doing business under the name Oscar's or such other trade names as agreed upon by the Members, and to engage in any and all activities



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incidental to or in furtherance of the foregoing purposes, and to engage in any other activity for which a limited liability company may be organized under the Act.

       2.6 Term. The term of the LLC shall commence upon the filing of the Certificate and shall continue for the period set forth therein unless its existence is sooner terminated pursuant to Article 13 of this Agreement.

                                   ARTICLE 3.

                                   MEMBERSHIP

       3.1 Members. The names and addresses of the Members of the LLC are set forth on Exhibit A hereto.

       3.2 Units. Ownership of the LLC shall be divided into and represented by Units of the LLC. The total number of Units which the LLC is authorized to issue shall initially be One Hundred (100). All of the authorized Units shall be issued and outstanding, fully paid and nonassessable.

       3.3 Representations and Warranties. Each Member hereby represents and warrants to the LLC and each other Member as follows:

                     3.3.1 Compliance with Other Agreements. The Member's execution, delivery and performance of this Agreement does not conflict with any other agreement or arrangement to which such Member is a party or by which such Member is bound.

                     3.3.2 Purchase Entirely for Own Account. The Member is acquiring its or his interest in the LLC for the Member's own account for investment purposes only and not with a view to or for the resale, distribution, subdivision or fractionalization thereof and has no contract, understanding, undertaking, agreement or arrangement of any kind with any Person to sell, transfer or pledge to any Person any interest in the LLC, nor does such Member have any plans to enter into any such agreement.

                     3.3.3 Investment Experience. By reason of such Member's business or financial experience, the Member has the capacity to protect his or their own interests in connection with the transactions contemplated hereunder, is able to bear the risk of investment in the LLC, and at the present time could afford a complete loss of such investment.

                     3.3.4 Disclosure of Information. The Member is aware of the LLC's business affairs and financial condition and has acquired sufficient information



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about the LLC to reach an informed and knowledgeable decision to acquire Units in the LLC.
3.3.5 Securities Laws. Assuming federal and state securities laws apply to the interests described herein, the Member acknowledges that the Units have not been registered under the Securities Act of 1933 or any state securities laws, inasmuch as they are being acquired in a transaction not involving a public offering, and, under such laws, may not be resold or transferred by the Member without appropriate registration or the availability of an exemption from such requirements. In this connection, the Member represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act of 1933.

       3.4 Additional Members. Subject to paragraph 6.6.4, additional Members may be admitted upon such terms and conditions as the Manager may determine.

       3.5 Admission of Substitute Members. An Assignee of Units of the LLC may be admitted as a Substitute Member with the approval of the Manager. If so admitted, the Substitute Member shall have, with respect to the Units so assigned, all the rights and powers and shall be subject to all the restrictions and liabilities of the Member who assigned such Units. The admission of a Substitute Member shall not release any Member who assigned such Units from liability to the LLC that may have arisen prior to the transfer.

       3.6 Resignation or Withdrawal of a Member. Except as specifically provided below, and subject to the provisions for transfer contained in Article 11, no Member shall have the right to resign or withdraw from membership in the LLC or withdraw his interest in the capital of the LLC.

       3.7 Dissociation of a Member. The death, expulsion, Bankruptcy or dissolution of a Member: (a) will cause such Member to become a Dissociated Member; (b) will terminate the continued membership of such Member in the LLC; and (c) may or may not cause a dissolution of this LLC pursuant to Article 13 hereof.

       3.8 Rights of Dissociating Member. In the event any Member becomes a Dissociated Member:

                     3.8.1 If the dissociation causes a dissolution and winding up of the LLC under Article 13, the Dissociated Member or its legal representative (the "Holder") shall be entitled to participate in the winding up of the LLC to the same extent as any other Member.

                     3.8.2 If the dissociation does not cause a dissolution and winding up of the LLC under Article 13, the Holder shall have only those rights as an Assignee under this Agreement.



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       3.9 Expulsion of a Member. No Member may be expelled other than for
Cause.

                                   ARTICLE 4.

                                     CAPITAL

       4.1 Capital Contributions. The initial capital accounts shall be as set forth in Exhibit "A." The initial capital contribution by Sizzler shall be an amount equal to the Purchase Price (as such term is defined in the Amended and Restated LLC Membership Interest Purchase Agreement dated August 21, 2000, to which Holdings and Sizzler are parties), other than Additional Consideration (as defined in such Purchase Agreement), plus transaction costs related to the acquisition of the Purchased Units (as defined in such Purchase Agreement). The initial capital contribution by Holdings shall be an amount equal to 18/82 of the initial capital contribution of Sizzler as described in the preceding sentence. However, upon the payment of any Additional Consideration pursuant to the Amended and Restated LLC Membership Interest Purchase Agreement dated August 21, 2000 the portion thereof treated as principal for federal income tax purposes shall upon such payment be treated as a capital contribution by Sizzler and an amount equal to 18/82 thereof shall be treated as a capital contribution by Holdings; and Exhibit "A" shall be amended accordingly. In exchange for their Capital Contributions described above, the Members shall have the rights set forth herein, including the Units as set forth in Section 4.1. In exchange for such contributions, the Members shall be issued the number of Units as follows:

                      Member                             Units
                      ------                             -----
                      Sizzler                       82

                      Holdings                      18
                                                   ---

                      Total                        100
                                                   ===

       4.2 Unit Register. In order that the LLC may determine the Members entitled to notice of or to consent, approve or vote on any matter, or the Members or Assignees entitled to receive payment of any distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Manager shall cause the LLC to maintain a register of the ownership of all Units of the LLC (the "Unit Register"). No transfer of Units shall be effective unless and until the LLC has been properly notified of such transfer and any and all conditions or requirements necessary to effect such transfer have been met, performed or satisfied. The LLC and its Members, Manager and officers shall



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be entitled to recognize the exclusive right of a person registered on the LLC's books as the owner of Units to receive distributions, and to vote as such owner and shall not be bound to recognize any equitable or other claim to or interest in such Unit or Units on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

       4.3 Additional Capital Contributions. No Member shall be required to make any additional Capital Contribution to the capital of the LLC. No Member shall be permitted to make any additional Capital Contribution to the capital of the LLC without the approval of the Members.

       4.4 Unit Certificates. The Units may be evidenced by such written certificate as may be memorialized by the Manager. Any such Unit Certificates shall be deemed "investment securities" within the meaning of Articles 8 and 9 of the Uniform Code as adopted in applicable jurisdiction.

       4.5 Interest. No Member shall be entitled to payment of any interest with respect to its Capital Contributions to or its share of the capital of the LLC.

                                   ARTICLE 5.

                                ACTION BY MEMBERS

       5.1 Meetings of Members. All meetings of the Members for the election of Managers shall be held at such place as may be fixed from time to time by the Manager and stated in the notice of the meeting. Meetings of Members for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

       5.2 Annual Meetings.

                     5.2.1 Annual meetings of Members, commencing with the year 2000, shall be held on such date and at such time as shall be designated from time to time by the Manager and stated in the notice of the meeting, at which they shall elect a Manager, and transact such other business as may properly be brought before the meeting.

                     5.2.2 Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each Member entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting.

       5.3 Special Meetings.



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                     5.3.1 Special meetings of the Members, for any purpose or
purposes, may be called by the Manager or the Chief Executive Officer or at the request in writing of Members owning at least seven percent (7%) of the Units issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

                     5.3.2 A special meeting of the Members for the election of a new Manager or Board of Managers may be called by any Member within 90 days of the date on which such Member has acquired Units of the LLC.

                     5.3.3 Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten (10) nor more than sixty
(60) days before the date of the meeting, to each Member entitled to vote at such meeting.

                     5.3.4 Business transacted at any special meeting of Members shall be limited to the purposes stated in the notice.

       5.4 Membership List. The Person who has charge of the Unit Register of the LLC shall prepare and make, at least ten days before every meeting of Members, a complete list of the Members entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Member and the number of Units registered in the name of each Member. Such list shall be open to the examination of any Member, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Member who is present.

       5.5 Quorum. The holders of a majority of the Units issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the Members for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the Members, the Members entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Member entitled to vote at the adjourned meeting.

       5.6 Voting Rights; Approval of Members at a Meeting.

                     5.6.1 Except as provided in Section 5.6.3, each Member shall at every meeting of the Members be entitled to one vote in person or by proxy for each Unit, but no proxy shall be voted after three years from its date, unless the proxy expressly provides for a longer period. Neither the assigning Member nor the Assignee of Units which have been assigned shall have any right to a vote with respect to any assigned Units. No Dissociated Member or Member who has assigned all of his Units of the LLC (collectively, "Former Members") shall have any right to vote on any matter. A Member who has assigned some, but not all, of his Units of the LLC shall be treated as a Member and entitled to a vote on all matters to the extent of his retained Units of the LLC. No Assignee of Units of the LLC shall have the right to consent to, approve or vote on any matters, unless such Assignee has become a Substitute Member pursuant to Section 3.5 hereof.

                     5.6.2 Except to the extent that the express provision of the statutes, the Certificate, or this Agreement require a different vote (in which case such express provision shall govern and control) and except as set forth in Section 5.6.3, when a quorum is present at any meeting, the vote of the holders of a majority of the Units present in person or by proxy shall decide any question brought before such meeting.

                     5.6.3 Notwithstanding Section 5.6.1 or 5.6.2, with respect to the election of Managers, each Member entitled to one vote with respect to a Unit under Section 5.6.1 shall be entitled to one vote for such Unit multiplied by the number of Managers to be elected. All such votes may be cast for a single Manager or in such other manner as the Member determines to be appropriate in the circumstance.

       5.7 Approval of Members without Meeting. Any action required to be taken at any annual or special meeting of Members of the LLC, or any action which may be taken at any annual or special meeting of such Members, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding Units having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Units entitled to vote thereon were present and voted. Prompt notice of the taking of any action without a meeting by less than unanimous written consent shall be given to those Members who have not consented in writing.

                                   ARTICLE 6.

                                   MANAGEMENT

       6.1 Management by Manager. The LLC shall be managed and controlled by a single Manager of the LLC. Initially the Manager shall be Sizzler and any reference herein to "Manager" or "Managers" shall refer only to Sizzler so long as it serves as the only Manager.

       6.2 Authority of Manager.

                     6.2.1 Except as otherwise limited and set forth in Section
6.6 below, the Manager may exercise all powers of the LLC and shall have all requisite power and authority to do such lawful acts and things as the Manager may determine to be necessary or appropriate in the conduct of the business and affairs of the LLC. Except as otherwise provided herein, it is intended that the powers and authority of the Manager shall be substantially the same as the powers and authority of directors of a corporation formed under the laws of the State of Delaware.

                     6.2.2 Notwithstanding the above, the Manager may not do or permit to be done any of the following without the express approval of the
Members:

                     (i) Any act or thing which this Agreement expressly requires to be approved, consented to, determined or authorized by all of the Members; and

                     (ii) Voluntarily cause the dissolution of the LLC.

                     6.2.3 Unless the Act or this Agreement expressly requires a greater vote or consent, all matters requiring the vote, approval, consent, authorization or determination of the Manager or of all Managers shall require the vote or consent of a majority of the Managers.

       6.3 Meetings. The Manager may hold meetings, both regular and special, either within or outside the State of Delaware. Regular meetings may be held at such time and place as shall be specified by the Manager in establishing the schedule for such regular meetings, or if a schedule is not otherwise fixed, in a notice given as hereinafter provided. Special meetings may be held at such time and place as shall be specified in a notice given as hereinafter provided.

       6.4 Action without Meeting. Any action required or permitted to be taken by the Manager may be taken without a meeting, if a majority of all Managers consent thereto in writing, and the writing or writings are filed with the books and records of the LLC.

       6.5 Compensation of Manager and Members. Unless otherwise expressly approved by the Members, the Manager shall not be entitled to any compensation for services or activities undertaken in their capacity as a Manager of the LLC, provided that the Manager shall be reimbursed for any and all costs and expenses reasonably incurred in connection with the performance of its duties as Manager. Notwithstanding the foregoing, and at the Manager's option, the Manager shall be entitled to a fee of two percent (2%) of gross revenues of the Company which shall accrue and not be paid during the Adjustment Period.

       6.6 Powers and Authority of Manager. The Manager shall have all necessary power and authority to act on behalf of the Company conferred upon managers under the Act. Notwithstanding the delegation to Manager of the power and obligation to supervise and conduct the day-to-day operations of the LLC, the Manager shall not individually or on behalf of the LLC effect, and shall not cause or permit to occur, any of the following actions unless same have been approved in writing by all of the Members:

                     6.6.1 Acts of Contravention. Doing any act in contravention of this Agreement;

                     6.6.2 Burdensome Acts. Doing any act which would make it impossible or unreasonably burdensome to carry on the business of the LLC;

                     6.6.3 Possess Property. Possessing property of the LLC;

                     6.6.4 Equity Issuance. Issuing any equity interest with respect to the LLC that results in an economic dilution of any Units, other than a dilution that is shared by all Members in accordance with their respective Units;

                     6.6.5 Limited Liability Company. Taking or failing to take any action that could cause the LLC not to be treated as a valid limited liability company duly organized under the laws of the State of Delaware; and

                     6.6.6 Amendments. Entering into any amendment, modification, revision, supplement or rescission with respect to any of the foregoing to the extent approval of same was previously required pursuant to this Section 6.6.

       6.7 Duties of Manager.

                     6.7.1 The Manager shall perform its duties in good faith, in a manner it reasonably believes to be in the best interests of the Company and its Members, and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

                     6.7.2 In performing its duties, the Manager shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, of professional third parties unless they had knowledge concerning the matter in question that would cause such reliance to be unwarranted and provided that the Manager acts in good faith and after reasonable inquiry when the need therefor is indicated by the circumstances.

                     6.7.3 A Manager who so performs the duties of Manager shall not have any liability by reason of being or having been a Manager of the Company. Neither the Manager nor any of its affiliates, employees, delegates, agents, successors or assigns shall be liable to the Company or any Member for any liabilities incurred by reason of their acts or omissions in connection with the Company's business or in dealing with other Members or third parties on behalf of the Company if such acts or omissions are taken in good faith and are not finally adjudicated by a court of competent jurisdiction to constitute fraud or gross negligence by the Manager or its affiliates, employees, delegates, agents, successors or assigns. In any case where the Manager or its affiliates, employees, delegates, agents successors or assigns are personally liable on Company obligations, all liabilities incurred first must be satisfied from the assets of the Company (including any insurance).

                     6.7.4 With respect to all matters (including disputes with respect thereto) relating to the Company, its business, and all computations and determinations required to be made under this Agreement, the Manager may rely on, and shall have no liabilities to other Members or the Company if it relies on, the opinion or advice of accountants, lawyers or consultants retained by the Company or by the Manager on behalf of the Company.

                     6.7.5 Under no circumstances will any director, officer, shareholder, member, manager, partner, employee, agent or affiliate of any Member have any personal responsibility for any liability or obligation of the Manager (whether on a theory of alter ego, piercing the corporate veil, or otherwise), and any recourse permitted under this Agreement or otherwise of the Members, any former Member, and the Company against a Manager will be limited to the assets of the Manager as they may exist from time to time.

       6.8 Devotion of Time. The Manager is not obligated to devote all of its time or business efforts to the affairs of the Company. The Manager shall devote whatever time, effort, and skill as it deems appropriate for the operation of the Company.

       6.9 Competing Activities. The Manager and its officers, directors, shareholders, partners, members, managers, agents, employees and affiliates may engage or invest in, independently or with others, any business activity of any type or description, including without limitation: (a) rendering advice or services to other persons; (b) investing their own capital and revenues or the capital and revenues of others in any fashion; and (c) those that might be the same as or similar to the Company's business and that might be in direct or indirect competition with the Company. Neither the Company nor any Member shall have any right in or to such other ventures or activities or to the income or proceeds derived therefrom. The Manager shall not be obligated to present any investment opportunity or prospective economic advantage to the Company, even if the opportunity is of the character that, if presented to the Company, could be taken by the Company. The Manager shall have the right to hold any investment opportunity or prospective economic advantage for its own account or to recommend such opportunity to Persons other than the Company. The Members acknowledge that the Manager and its affiliates own and/or manage other businesses, including businesses that may compete with the Company and for the Manager's time. The Members hereby waive any and all rights and claims which they may otherwise have against the Manager and its officers, directors, shareholders, partners, members, managers, agents, employees and affiliates as a result of any of such activities.

                                   ARTICLE 7.

                                    OFFICERS

       7.1 Required Officers. The officers of the LLC shall include a Chief Executive Officer and a Secretary to be appointed by the Manager. The Manager may create other offices and elect persons to hold such other offices as they deem appropriate. Any number of offices may be held by the same person. The duties of any officers shall be established from time to time by the Manager or by the Chief Executive Officer acting under authority granted by the Manager. Each officer shall hold office for such term as shall be determined from time to time by the Manager and may be removed from office at any time by the Manager.

       7.2 Compensation of Officers. The salaries of all officers of the LLC shall be reasonably fixed by the Manager or by the Chief Executive Officer acting under authority granted by the Manager, or as otherwise set forth by an Employment Agreement.

       7.3 Duties of Chief Executive Officer. The Chief Executive Officer shall be the chief executive officer of the LLC and, unless and until the Manager determines otherwise, shall have general and active management of the day-to-day business and affairs of the LLC and shall see that all orders and resolutions of the Manager are carried into effect. The Chief Executive Officer shall execute bonds, mortgages and other contracts, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be prohibited by the Manager or be expressly delegated by the Manager to some other officer or agent of the LLC. The initial Chief Executive Officer of the LLC shall be John Sarkisian.

       7.4 Duties of Secretary. The Secretary shall attend all meetings of the Members and record all the proceedings of the meetings of the Members in a book to be kept for that purpose. The Secretary shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Members, and shall perform such other duties as may be prescribed by the Chief Executive Officer. The initial Secretary shall be Michael B. Green.

                                   ARTICLE 8.

                                  DISTRIBUTIONS

       8.1 Mandatory Distributions. There shall be no distribution of cash to the Members during the first five years after the Effective Date, without the unanimous consent of the Members. In the event that Sizzler incurs a tax during such period as a result of the allocation of income to it from the LLC because it no longer has a net operating loss, then this tax liability, as computed in the sentence below, shall be a payable to Sizzler after the end of such five year period. It is the objective of the Members that all of the cash of the LLC is to stay in the LLC and be used for the business purposes of the LLC. Notwithstanding the foregoing, if Holdings receives an allocation of taxable income during such five year period then the Manager shall distribute to Holdings an amount equal to the excess, if any, of (i) the amount of net income of the LLC (net of taxable losses) allocated to Holdings determined on a cumulative basis for all years (through and including the immediately preceding tax year) multiplied by 45% over (ii) all amounts previously distributed to Holdings pursuant to this Section 8.1.

       8.2 Distributions in Kind. All distributions shall be made in cash or cash equivalents, unless the Members shall have approved a distribution of property in kind. Each Member shall be entitled to receive an interest in any assets distributed in kind which is proportional to such Member's ownership of the outstanding Units of the LLC, unless such Member expressly consents to the receipt of a different interest.

       8.3 Restrictions on Distributions. The following restrictions on Distributions shall apply:

                     8.3.1 The LLC shall not make any distribution to the Members unless, immediately after giving effect to the distribution, all liabilities of the LLC, other than liabilities to Members on account of their Units in the LLC and liabilities as to which recourse of creditors is limited to specified property of the LLC, do not exceed the fair market value of the LLC Property, provided that the fair value of any property that is subject to a liability as to which recourse of creditors is so limited shall be included in the LLC assets only to the extent that the fair value of the property exceeds such liability.

                     8.3.2 No Member shall be liable to the LLC for the amount of a distribution received provided that, at the time of the distribution, such Member did not know that the distribution was in violation of Section 8.4.1. If a Member receives a distribution in violation of Section 8.4.1 and such Member knew at the time of the distribution that the distribution violated such condition, such Member shall be liable to the LLC for the amount of the distribution.

       8.4 No Other Withdrawals. Except as provided in this Article 8 and in
Section 3.8, no withdrawals or distributions shall be required or permitted.

                                   ARTICLE 9.

                                   ALLOCATIONS

       9.1 Allocation of Income and Loss. After giving effect to the special allocations set forth in Section 9.2 hereof, Net Income or Net Loss, or items of income, gain, loss or deduction included in the determination of Net Income or Net Loss, for each Accounting Period shall be allocated to the Members as follows: Net Income and Net Loss for the Accounting Period shall be allocated to Members in accordance with their respective Units.

       9.2 Special Allocations. Notwithstanding Section 9.1, the following special allocations shall be made prior to making any allocations under Section
9.1 hereof:

                     (a) There shall be allocated to Sizzler all of the Net Income of the LLC until the expiration of both the Put Option Agreement and Call Option Agreement.

                     (b) Member Nonrecourse Deductions for any Accounting Period shall be allocated in the manner required under Treasury Regulation Section 1.704-2(i)(1).

                     (c) Nonrecourse Deductions (as defined in Treasury Regulation Section 1.704-2(c), other than Member Nonrecourse Deductions) for any Accounting Period shall be allocated to the Members in proportion to their ownership of Units.

                     (d) In any Accounting Period in which there is a decrease in Member Nonrecourse Debt Minimum Gain (determined in accordance with Treasury Regulation Section 1.704-2(i)(3)), there shall be a chargeback of income and gain for such Accounting Period (and, if necessary, subsequent Accounting Periods) in accordance with Treasury Regulation Section 1.704-2(i)(4) (and all related Sections).

                     (e) In any Accounting Period in which there is a decrease in Minimum Gain, there shall be a chargeback of income and gain for such Accounting Period (and, if necessary, subsequent Accounting Periods) in accordance with Treasury Regulation Section 1.704-2(f) (and all related Sections).

       9.3 Special Tax Provisions. In addition to the allocations set forth in Sections 9.1 and 9.2, the following special provisions shall apply to the allocation of taxable income to the Members:

                     9.3.1 Section 704(c) Adjustments. In accordance with Code
Section 704(c) and the Treasury Regulations thereunder, items of income, gain, loss and deduction with respect to an asset, if any, contributed to the capital of the LLC shall, solely for tax purposes, be allocated between the Members so as to take account of any variation between the adjusted basis of such property to the LLC for federal income tax purposes and its market value upon contribution to the LLC. The amount of the 704(c) adjustment is set forth on Exhibit "A". Without the prior written consent of Holdings, which may be granted or denied in its sole and absolute discretion, no method other than the "traditional" method shall be used by the LLC to make any allocations in accordance with Section 704(c) or the principles thereof pursuant to Treasury Regulations under Section 704 or any subsection thereof, and neither the "curative" nor "remedial" method shall be used therefor.

                     9.3.2 Section 754 Election. A Section 754 election may be made for the LLC at the sole discretion of Sizzler. In the event of an adjustment to the adjusted tax basis of any LLC asset under Code Section 734(b) or Code Section 743(b) pursuant to a Section 754 election by the LLC, subsequent allocations of tax items shall reflect such adjustment consistent with the Treasury Regulations promulgated under Sections 704, 734 and 743 of the Code.

                     9.3.3 Allocations upon Transfer. If, during an Accounting Period, a Member ("Transferor Member") transfers all or any portion of its Units to another Person, items of Net Income and Net Loss, together with corresponding tax items, that otherwise would have been allocated to the Transferor Member with regard to such Accounting Period shall be allocated between the Transferor Member and the Substitute Member in accordance with their respective Units during the Accounting Period using any method permitted by Section 706 of the Code and selected by the Manager.

       9.4 Partnership Tax Treatment. The Members expect and intend that the LLC shall be treated as a partnership for all federal income tax purposes, and the Members agree that they will not: (a) take a position on any federal, state, local or other tax return or otherwise assert a position, inconsistent with such expectation and intent; or (b) do any act or thing which could cause the LLC to be treated as other than a partnership for federal income tax purposes.

                                   ARTICLE 10.

                             ACCOUNTING AND RECORDS

       10.1 Financial and Tax Reporting. The LLC shall prepare its financial statements in accordance with generally accepted accounting principles, as from time to time in effect, and shall prepare its income tax information returns using such methods of accounting and tax year as the Members deem necessary or appropriate under the Code and Treasury Regulations.

       10.2 Books and Records.

                     10.2.1 Supervision; Inspection. Proper and complete books of account and records of the business of the LLC shall be kept under the supervision of the Manager at the LLC's principal office in California. Such books and records shall be open to inspection, audit and copying by any Member or his or their designated representative, upon reasonable notice at any time during business hours, for any purpose reasonably related to the Member's interest in the LLC. Any information so obtained or copied shall be kept and maintained in strict confidence except as required by law.

                     10.2.2 Reliance on Books and Records. Any Member shall be fully protected in relying in good faith upon the records and books of account of the LLC and upon such information, opinions, reports or statements presented to the LLC by any of its other Members or employees, or by any other Person, as to matters the Member reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the LLC or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

       10.3 Reports. Within thirty (30) days after the close of each Accounting Period quarter, the Manager shall prepare and deliver to the Members a financial statement and an income and expense statement setting forth the status and results of operations of the LLC for such quarter. Within one hundred twenty
(120) days after the end of each Accounting Period, the Manager shall prepare and deliver to the Members an annual financial statement, audited and reported on as of the end of such Accounting Year by a firm of independent certified public accountants of comparable standing selected by the Members, provided that the Members may waive the requirement of an audit at any time and for any reason. Within one hundred eighty (180) days after the end of the Accounting Period, the Manager shall prepare and deliver to the Members such other information as may be necessary for the Members to prepare their income tax returns.

       10.4 Tax Returns. The Manager shall, within one hundred eighty (180) days after the end of each Accounting Year, file a federal income tax information return and deliver to each Member a schedule showing such Member's distributive share of the LLC's income, deductions and credits, and all other information necessary for such Members timely to file their federal income tax returns. The Manager similarly shall file, and provide information to the Members regarding, all appropriate state and local income tax returns.

       10.5 Tax Matters Partner. The Members hereby designate the Manager as the tax matters partner pursuant to Code Section 6231(A)(7).

                                   ARTICLE 11.

                             TRANSFER OF MEMBERSHIP

       11.1 Transfer.

                     11.1.1 Restrictions. No Member or Assignee may transfer, sell, encumber, mortgage, assign or otherwise dispose of ("Transfer") all or any portion of its Units, unless each of the following conditions have been satisfied: (a) the provisions of Section 11.2 have been complied with; (b) the transferee has agreed in writing to assume all of the obligations of the transferor with respect to the Units transferred (including the obligations imposed hereunder as a condition to any Transfer); and (c) the Manager shall have concluded (which conclusion may be based upon an opinion of counsel satisfactory to it) that such Transfer would not result in (i) a violation of the Securities Act of 1933 as amended, or any other applicable statute of any jurisdiction, (ii) a termination of the LLC for federal or state income tax purposes or the LLC being taxed as a corporation for federal income tax purposes, or (iii) a violation of any law, rule or regulation by the assignor, the Assignee, the LLC or the Members. Any purported Transfer in contravention of this Article 11 shall be void and of no effect upon the LLC, any Member, any creditor of the LLC or any claimant against the LLC.

       11.2 Rights of Assignees. The Assignee of any Units shall have no right to vote on, consent to, approve, or participate in the determination of any matter, or to otherwise participate in the management of the business and affairs of the LLC or to become a Member. The Assignee is only entitled to receive distributions pursuant to Article 8 and to be allocated the Net Income and Net Losses attributable to the Units transferred to the Assignee.

                                   ARTICLE 12.

                   INDEMNIFICATION AND LIMITATION OF LIABILITY

       12.1 Indemnification.

                     12.1.1 To the fullest extent permitted by the Act and by law, the Members, the partners of any Member, if such Member or Member is organized as a partnership, and the partners, shareholders, controlling persons, officers, directors and employees of any of the foregoing (collectively, "Indemnitees") shall, in accordance with this Section 12.1, be indemnified, protected, held harmless and defended by the LLC from and against any and all claims, damages, losses, liabilities joint and several, expenses, judgments, fines, settlements and other amounts arising from any and all claims (including reasonable legal expenses), demands, actions, suits or proceedings (civil, criminal, administrative or investigative) in which they may be involved, as a party or otherwise, by reason of their management of, or involvement in, the affairs of the LLC, or rendering of advice or consultation with respect thereto, or which relate to the LLC, its properties, business or affairs, if such Indemnitee acted in good faith and in a manner such Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC, and, with respect to any criminal proceeding, had no reasonable cause to believe the conduct of such Indemnitee was unlawful. The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the LLC or that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful (unless there has been a final adjudication in the proceeding that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the LLC, or that the Indemnitee did have reasonable cause to believe that the Indemnitee's conduct was unlawful).

                     12.1.2 Expenses (including attorneys' fees) incurred in defending any proceeding under Section 12.1.1 may be paid by the LLC in advance of the final disposition of such proceeding upon receipt of an agreement by or on behalf of the Indemnitee to repay such amount, if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the LLC as authorized hereunder.

                     12.1.3 The indemnification provided by this Section 12.1 shall not be deemed to be exclusive of any other rights to which any Person may be entitled under any agreement, or as a matter of law, or otherwise, both as to action in a Person's official capacity and to action in another capacity.

                     12.1.4 The Members shall have power to purchase and maintain insurance on behalf of the LLC, the Members, officers, employees or agents of the LLC and any other Indemnitees at the expense of the LLC, against any liability asserted against or incurred by them in any such capacity, whether or not the LLC would have the power to indemnify such Persons against such liability under the provisions of this Agreement.

       12.2 Limitation of Liability. The debts, obligations and liabilities of the LLC shall be solely the debts, obligations and liabilities of the LLC; and no Member shall be obligated personally for any such debt, obligation or liability of the LLC solely be reason of being a Member of the LLC.

                                   ARTICLE 13.

                                   TERMINATION

       13.1 Termination. The LLC shall be dissolved, its Property disposed of and its affairs wound up upon the first to occur of the following:

                     13.1.1 The expiration of its stated term, if any;

                     13.1.2 The written consent of all of the Members;

                     13.1.3 The occurrence of a Dissolution Event and the failure of Members that remain to consent to continue the LLC pursuant to
Section 13.2 below; or

                     13.1.4 The entry of a decree of judicial dissolution under the Act.

       13.2 Continuation of the LLC. Notwithstanding the foregoing provisions of
Section 13.1, upon the occurrence of a Dissolution Event, the remaining Members have the right to avoid dissolution of the LLC and elect to continue the business of the LLC on the same terms as this Agreement. Such right can be exercised by the vote of the Members to continue the business of the LLC within ninety (90) days after the occurrence of a Dissolution Event. Expenses incurred in the continuance of the LLC shall be deemed expenses of the LLC. If there is only one remaining Member at or after the occurrence of the Dissolution Event, such remaining Member shall have the right to continue the LLC hereunder as a single member LLC.

       13.3 Authority to Wind Up. The Manager shall have all necessary power and authority required to marshal the assets of the LLC, to pay its creditors, to distribute assets and otherwise wind up the business and affairs of the LLC. In particular, the Manager shall have the authority to continue to conduct the business and affairs of the LLC insofar as such continued operation remains consistent, in the judgment of the Manager, with the orderly winding up of the LLC.

       13.4 Winding Up; Certificate of Cancellation. The winding up of the LLC shall be completed when all debts, liabilities and obligations of the LLC have been paid and discharged or reasonably adequate provision therefor has been made, and all of the remaining property and assets of the LLC have been distributed to the Members. Upon the completion of winding up of the LLC, a Certificate of Cancellation shall be filed with the Delaware Secretary of State.

       13.5 Distribution of Property. Upon dissolution and winding up of the LLC, the affairs of the LLC shall be wound up and the LLC liquidated by the Manager. The assets of the LLC shall be applied to pay creditors of the LLC in the order of priority provided by law. Any remaining balance shall be distributed to the Members in accordance with their respective Capital Accounts.

                                   ARTICLE 14.

                             SPECIAL TAX PROVISIONS

       14.1 Substantial Economic Effect. The provisions of Article 9 and the other provisions of this Agreement relating to the maintenance of Capital Accounts and procedures upon liquidation of the LLC are intended to comply generally with the provisions of Treasury Regulation Section 1.704-1, and shall be interpreted and applied in a manner consistent with such Treasury Regulations and, to the extent the subject matter thereof is otherwise not addressed by this Agreement, the provisions of Treasury Regulation Section 1.704-1 are hereby incorporated by reference, unless the Manager shall determine that such incorporation will result in economic consequences inconsistent with the economic arrangement among the Members as expressed in this Agreement. In the event the Manager shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed or allocated or the manner in which contributions and distributions upon liquidation (or otherwise) of the LLC (or any Member's interest therein) are effected in order to comply with such Treasury Regulations and other applicable tax laws, or to assure that the LLC is treated as a partnership for tax purposes, or to achieve the economic arrangement of the Members as expressed in this Agreement, then notwithstanding Section 15.1 hereof, the Manager may make such modification, provided that it is not likely to have more than an insignificant detrimental effect on the total amounts distributable pursuant to any Member. The Manager shall also (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Members and the amount of LLC capital reflected on the LLC's balance sheet, as computed for book purposes pursuant to this Agreement in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g), and (ii) make any appropriate modifications in the event unanticipated events (such as the incurrence of nonrecourse indebtedness) might otherwise cause the allocations under this Agreement to not comply with Treasury Regulations Section 1.704-1(b) (and in the case of the incurrence of nonrecourse indebtedness, Treasury Regulation Section 1.704-2) provided in each case that the Managers determine that such adjustments or modifications shall not result in economic consequences inconsistent with the economic arrangement among the Members as expressed in this Agreement.

       14.2 Qualified Income Offset; Prophylactic Offsets; Minimum-Gain Chargeback. Notwithstanding the provisions of Section 9.1.1 and 9.1.2, the allocations provided therein shall be subject to the following exceptions:

                     (a) In the event any Member's Capital Account has an Unadjusted Excess Negative Balance (as defined in clause (f) of this Section) at the end of any Accounting Period, such Member will be reallocated items of LLC Net Income or Loss for such Accounting Period (and, if necessary, future Fiscal Years) in the amount necessary to eliminate such Unadjusted Excess Negative Balance as quickly as possible.

                     (b) In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4) through (d)(6), items of LLC book income and gain shall be specially allocated to such Member's Capital Account in an amount and manner sufficient to eliminate, to the extent required by Treasury Regulations Section 1.704-1(b)(2)(ii)(d), the Excess Negative Balance (as defined in clause (e) of this Section) in such Member's Capital Account created by such adjustments, allocations or distributions as quickly as possible. This paragraph (b) is intended to and shall in all events be interpreted so as to constitute a "qualified income offset" within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

                     (c) A Member's Capital Account shall not be allocated any item of book deduction or loss to the extent such allocation would cause such Capital Account to have an Excess Negative Balance (as defined in clause (e) of this Section).

                     (d) Any special allocations pursuant to this Section shall be taken into account as soon as possible in computing subsequent allocations, so that over the term of the, LLC the net amount of any items so allocated and the profit, gain, loss, income and expense and all other items allocated to each Member shall, to the extent possible, be equal to the net amount that would have been allocated to each such Member if such original allocations pursuant to this Section had not occurred.

                     (e) For purposes of this Section, "Excess Negative Balance" shall mean the excess of the negative balance in a Member's Capital Account (computed with any adjustments which are required for purposes of Treasury Regulations Section 1.704-1(b)(2)(ii)(d)) over the amount such Member is obligated to restore to the LLC (computed under the principles of Treasury Regulations Section 1.704-1(b)(2)(ii)(c)) inclusive of any addition to such restoration obligation pursuant to application of the provisions of Treasury Regulation Sections 1.704-2, or any successor provision thereto).

                     (f) For purposes of this Section, "Unadjusted Excess Negative Balance" shall have the same meaning as Excess Negative Balance, except that the Unadjusted Excess Negative Balance of a Member shall be computed without effecting the reductions to such Member's Capital Account which are described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d).

       14.3 Compliance with Timing Requirements of Treasury Regulations. Notwithstanding any other provision of this Agreement, in the event the LLC is "liquidated" within the meaning of Treasury Regulations Section
1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to Article 13 to the Members who have positive Capital Accounts in compliance with Treasury Regulations Section 1.704-1(b)(2)(ii)(b)(2).

       14.4 Sharing Arrangement; Interest in LLC Items. The Members agree that the allocation and distribution provisions contained in this Agreement represent the sharing arrangement as between the Members and represent their interests in such allocated items and, therefore, in the event that any transaction or relationship between the parties to this Agreement is recharacterized and the provisions of this Agreement do not specifically address the effect such recharacterization should have on the allocations provided for herein, such allocations hereunder shall be made in a manner which maintains the Capital Account balances of the Members at the same levels they would have been had no such recharacterization occurred.

       14.5 Taxation of the LLC. The LLC shall be taxed as a partnership and no election to have the LLC taxed as a corporation shall be made without the approval of all of the Members.


                                   ARTICLE 15.

                                  MISCELLANEOUS

       15.1 Amendment. This Agreement may be amended only with the written consent of each Member except the Manager can amend this Agreement (including, but not limited to, Section 3.2 hereof) as is necessary to issue new Units and admit Members, or both.

       15.2 Binding Effect. Subject to the restrictions on transfer set forth in
Article 11, this Agreement shall be binding on and inure to the benefit of the Members and their respective transferees, successors, assigns and legal representatives.

       15.3 Counterparts. This Agreement may be executed in one or more counterparts with the same force and effect as if each of the signatories had executed the same instrument.

       15.4 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter herein.

       15.5 Further Assurances. The parties agree to execute and deliver any further instruments or documents and perform any additional acts which are or may become necessary to effectuate and carry on the LLC created by this Agreement.

       15.6 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

       15.7 Notices.

                     15.7.1 Whenever, under the provisions of the Act, the Articles or this Agreement, notice is required to be given to any Member, such notice shall be in writing and may be either personally delivered or sent by U.S. Mail or by a nationally recognized courier service, addressed to such Member at his address as it appears on the records of the LLC with postage or delivery cost thereon prepaid, except that notice of LLC meetings shall be in accordance with the Act.

                     15.7.2 Whenever any notice is required to be given under the provisions of the Act, the Articles or this Agreement, a waiver thereof in writing, signed by the Person or Persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

       15.8 Power of Attorney. By signing this Agreement, each Member designates and appoints the Manager as its true and lawful attorney, in its name, place and stead, to make, execute, sign and file such instruments, documents or certificates which may from time to time be required by the laws of the United States of America and the State of California and any political subdivision thereof or any other state or political subdivision in which the LLC shall do business to carry out the purposes of this Agreement, except where such action requires the express approval of the Members hereunder. Such attorney is not hereby granted any authority on behalf of the undersigned Members to amend this Agreement, except that as attorney for each of the undersigned Members, the Manager shall have the authority to amend this Agreement and the LLC's Articles as may be required to give effect to the transactions below, following any necessary approvals or consents of the Members:

                     (a) Extensions of the term of the LLC;

                     (b) Admissions of additional Members;

                     (c) Transfer of a Member's Units, or any portion thereof;

                     (d) Withdrawals or Distributions; and

                     (e) Contributions of additional capital.

Each Member shall provide to the other Members copies of all documents executed pursuant to the power of attorney contained in this Section 15.8.

       15.9 Savings Clause. In the event any provision of this Agreement shall be determined by a court of competent jurisdiction to be contrary to the Act, such provision shall be deemed amended so as to conform with the Act.

       15.10 Severability. Each provision of this Agreement shall be considered separable, and if any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid.

       15.11 Withholding Taxes. In the event that the LLC is obligated to withhold and pay any taxes with respect to any Member, any tax required to be withheld may be withheld from any Distribution otherwise payable to such Member, or, in lieu thereof upon remittance to the appropriate tax authority, shall be treated as having been distributed to such Member.

              IN WITNESS WHEREOF, the parties hereto have executed this Operating Agreement as of the day and year first above written.

                                        SIZZLER INTERNATIONAL, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------


                                        FFPE HOLDING COMPANY, INC.,
                                        a Delaware corporation


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                    EXHIBIT A

                              NAMES OF MEMBERS and
                            PERCENTAGE INTERESTS and
                                CAPITAL ACCOUNTS




                                                           Initial       Amount of
                            Gross          Net             Capital      IRCss. 704(c)    Number    Percentage
                        Contribution   Contribution        Account       Adjustment     of Units    Interest
                        ------------   ------------        -------      ------------    --------   ----------
Sizzler                                                                                    82          82%
International, Inc.,
a Delaware
corporation

FFPE Holding                                                                               18          18%
Company, Inc., a
Delaware
corporation




                                   Exhibit 25



                                       A-1